                                                                    EXHIBIT 99.4

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should seek your own financial advice immediately from your own appropriately authorized independent financial advisor.

     If you have sold or transferred all of your registered holdings of American Depositary Shares of Sonera Corporation please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                         NOTICE OF GUARANTEED DELIVERY

            To Tender American Depositary Shares (the "Sonera ADSs") Evidenced by American Depositary Receipts (the "Sonera ADRs")

                                       of

                               SONERA CORPORATION

                                In Exchange for
                 American Depositary Shares (the "Telia ADSs")
          Evidenced by American Depositary Receipts (the "Telia ADRs")

                                       of

                                    TELIA AB

                   Pursuant to the Exchange Offer Prospectus,
            dated October 1, 2002 (the "Exchange Offer Prospectus")

     As set forth in the Exchange Offer Prospectus under "The Exchange Offer -- Procedures for Tendering -- Holders of Sonera ADSs -- Guaranteed Delivery Procedures," this Notice of Guaranteed Delivery (or a form substantially equivalent hereto) must be delivered to Citibank, N.A., as U.S. Exchange Agent, in order to tender your Sonera ADSs and accept the offer (the "Exchange Offer") by Telia AB, a company organized under the laws of Sweden ("Telia"), described in the Exchange Offer Prospectus if (i) your Sonera ADRs evidencing your Sonera ADSs are not immediately available, (ii) the procedures for book-entry transfer of your Sonera ADSs to the U.S. Exchange Agent cannot be completed on a timely basis or (iii) time will not permit all required documents to reach the U.S. Exchange Agent prior to the expiration of the Exchange Offer. Such Notice of Guaranteed Delivery, properly completed and executed, including a signature guarantee by an Eligible Institution, may be delivered by hand, by mail or by overnight courier to the U.S. Exchange Agent at the applicable address set forth below. See the Guaranteed Delivery Procedures described in the Exchange Offer Prospectus under "The Exchange Offer - Procedures for Tendering -- Holders of Sonera ADSs -- Guaranteed Delivery Procedures". Certain terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Exchange Offer Prospectus.

                          The U.S. Exchange Agent is:

                                 CITIBANK, N.A.

          By Hand:                               By Mail:                              By Overnight Carrier:
        CITIBANK, N.A                         CITIBANK, N.A.                               CITIBANK, N.A.
 C/o Securities Transfer and                 Corporate Actions                           Corporate Actions
   Reporting Services Inc.                    P.O. Box 43034                            40 Campanelli Drive
   Attn: Corporate Actions          Providence, Rhode Island 02940-3034               Braintree, Massachusetts
100 William Street - GALLERIA                                                                  02184
  New York, New York 10038              For Facsimile Transmission:
                                              (781) 575-4826
                                         Confirm by Telephone to:
                                              (781) 575-4816
                                           FOR INFORMATION CALL
                                   GEORGESON SHAREHOLDER SERVICES INC.,
                                         THE INFORMATION AGENT, AT
                                     (800) 223-2064 OR (866) 297-1410

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     If you hold your Sonera ADSs through the book-entry facilities of the Depository Trust Company ("DTC"), this Notice of Guaranteed Delivery must be delivered to the U.S. Exchange Agent by a participant in DTC's book-entry facility by means of the DTC book-entry confirmation system.

     This Notice of Guaranteed Delivery is not to be used to guarantee a signature. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     SONERA SHARES MAY NOT BE TENDERED PURSUANT TO THESE GUARANTEED DELIVERY PROCEDURES.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE IN THE UNITED STATES AT 9:00 A.M., NEW YORK CITY TIME, WHICH IS 4:00 P.M. HELSINKI TIME, ON FRIDAY, NOVEMBER 8, 2002, UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

     The undersigned hereby tenders to Telia AB upon the terms and subject to the conditions set forth in the Exchange Offer Prospectus pursuant to the Guaranteed Delivery Procedures described therein under "The Exchange Offer -- Procedures for Tendering -- Holders of Sonera ADSs -- Guaranteed Delivery Procedures":

Name of Holder(s) of Sonera ADSs: ----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es) of Holder(s) of Sonera ADSs: ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Daytime Telephone Number(s) of Holder(s) of Sonera ADSs: -----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E-Mail Address(es) of Holder(s) of Sonera ADSs: --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature(s) -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Number of Sonera ADSs Tendered Hereby: -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE
--------------------------------------------------------------------------------

      The undersigned, an Eligible Institution (as defined in the Exchange Offer Prospectus), hereby guarantees that the undersigned will deliver to the U.S. Exchange Agent the Sonera ADRs evidencing the Sonera ADSs tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents, all within three (3) NASDAQ trading days after the date hereof.





----------------------------------------------------       ----------------------------------------------------
                   Name of Firm:                                          (Authorized Signature)




----------------------------------------------------       ----------------------------------------------------
                  Address of Firm:                                                Name:




----------------------------------------------------       ----------------------------------------------------
               Authorised Signatory:                                              Title:



Date: ----------------------------------------------

--------------------------------------------------------------------------------

 NOTE: DO NOT SEND SECURITIES WITH THIS FORM. YOUR SONERA ADRS MUST BE DELIVERED TO THE U.S. EXCHANGE AGENT TOGETHER WITH YOUR LETTER OF TRANSMITTAL, WHEN AVAILABLE (NOT LATER THAN THREE (3) NASDAQ TRADING DAYS FROM THE DATE HEREOF.